                                                                      Exhibit 99


                             N E W S   R E L E A S E

                                               CONTACT: Peter D. Brown
                                                        Vice President, Investor
                                                        Relations and
                                                        Corporate Development
                                                        Venator Group, Inc.
                                                        (212) 720-4254


                   VENATOR GROUP REPORTS FIRST QUARTER RESULTS

      -Adjusted earnings per share increased to $0.24 from $0.20 last year-
                  - Adjusted operating profit increases 20% -


     NEW YORK, NY, May 17, 2001 - Venator Group, Inc. (NYSE: Z), the New York-based specialty athletic retailer, today reported financial results for its first quarter ended May 5, 2001.

     Adjusted net income from operations for the first quarter was $34 million, or $0.24 per share. This compares with $27 million, or $0.20 per share, from adjusted operations for the first quarter last year, which included after-tax real estate gains and other income of $6 million or $0.04 per share.

     Adjusted operating profit for the first quarter of 2001 increased 20 percent to $77 million from $64 million for the first quarter of 2000. Sales from adjusted operations for the quarter were $1,055 million compared with $1,016 million in the year-earlier period, which reflects a comparable-store sales increase of 4.8 percent.

     "We are pleased with our first quarter operating results, as we continued to benefit from increased sales, an improved gross margin rate and a lower expense rate," stated Matthew D. Serra, Venator Group's President and Chief Executive Officer. "These improved operating efficiencies have allowed us to produce strong flow-through to operating profits from increased sales."

     Mr. Serra continued, "We also made significant progress in the first quarter of 2001 implementing key strategic objectives. We believe that we are well positioned to generate further profitable sales growth. At this time, we are comfortable that we can achieve adjusted earnings per share in the second quarter 2001 between $0.12 and $0.14 per share, and for the full year 2001 between $0.90 and $0.94 per share."

     At May 5, 2001 the Company operated 3,559 athletic stores in 14 countries in North America, Europe and Australia. The Company opened 11 stores and remodeled/relocated 28 stores during the quarter. Additionally, the Company closed 34 stores.

     The Company is hosting a live conference call at 10:00 am (ET) on Thursday, May 17, 2001 during which senior management of the Company will discuss the Company's performance in the quarter, and provide guidance with regard to its earnings outlook for the second quarter and full year 2001. This conference call may be accessed live from the Investor Relations section of the Venator Group website at http://www.venatorgroup.com. The webcast conference call will be available for replay until 5:00 pm on Tuesday, May 22, 2001.


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



     Results are presented on an adjusted basis to facilitate comparison. Adjusted comparisons are from continuing operations and exclude the operations and disposition of non-core businesses noted below and the operations of the accelerated store closings for all periods presented. The reported results for all operations are attached to this press release. Businesses disposed or held for disposal: The San Francisco Music Box Company, Foot Locker Outlets, Going To The Game, Randy River, Foot Locker Japan and Burger King franchises.


                 Disclosure Regarding Forward-Looking Statements

     This press release contains forward-looking statements, which reflect management's current views of future events and financial performance. These forward-looking statements are based on many assumptions and factors detailed in the Company's filings with the Securities and Exchange Commission, including the effects of currency fluctuations, customer demand, fashion trends, competitive market forces, uncertainties related to the effects of competitive products and pricing, customer acceptance of the Company's merchandise mix and retail locations, economic conditions worldwide, the ability of the Company to execute its business plan effectively with regard to each of its operating units, and the ability of the Company to implement, in a timely manner, the programs and actions related to the euro issue. Any changes in such assumptions or factors could produce significantly different results. The Company undertakes no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise.


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                               VENATOR GROUP, INC.
                      Consolidated Statements of Operations
                                   (unaudited)
                  Periods ended May 5, 2001 and April 29, 2000
                     (In millions, except per share amounts)

    The following are adjusted results:

                                                       ------------------------------------
                                                                    First Quarter
                                                       ------------------------------------
                                                           Adjusted          Adjusted
                                                             2001              2000
                                                       ------------------------------------
   Sales                                                   $1,055             $1,016
   Cost of sales                                              735                712
   Selling, general and administrative                        222                224
   expenses
   Depreciation and amortization                               38                 37
   Interest expense, net                                        4                  8
   Other income                                                --                (10)
                                                       ------------------------------------
                                                              999                971
                                                       ------------------------------------
   Income before income taxes                                  56                 45
   Income tax expense                                          22                 18
                                                       ------------------------------------
   Net income                                                 $34                $27
                                                       ====================================
   Diluted earnings per share                               $0.24              $0.20
   Weighted-average diluted shares outstanding              139.7              138.5
                                                       ------------------------------------


    The following are reported results:

                                                                    First Quarter
                                                       ------------------------------------
                                                           Reported           Reported
                                                             2001               2000
                                                       ------------------------------------
   Sales                                                   $1,072             $1,044
   Cost of sales                                              746                733
   Selling, general and administrative                        231                238
    expenses
   Depreciation and amortization                               38                 37
   Interest expense, net                                        4                  8
   Other income                                                --                (10)
                                                       -------------------------------------
                                                            1,019              1,006
                                                       -------------------------------------
   Income from continuing operations before income             53                 38
    taxes
   Income tax expense                                          21                 15
                                                       -------------------------------------
   Income from continuing operations                           32                 23

   (Loss) from discontinued operations, net of income          --                 (9)
   tax
   Income on disposal of discontinued operations, net
   of income tax                                                5                 --
   Cumulative effect of accounting change, net of              --                 (1)
   income tax
                                                       -------------------------------------
   Net income                                                 $37                $13
                                                       =====================================

   Diluted earnings per share:
   Income from continuing operations                        $0.23              $0.17
   Income/(Loss) from discontinued operations
                                                             0.04              (0.06)
   Cumulative effect of accounting change                      --              (0.01)
                                                       -------------------------------------
   Net income                                               $0.27              $0.10
                                                       =====================================
   Weighted-average diluted shares outstanding              139.7              138.5


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                               VENATOR GROUP, INC.
                            Supplemental Information
                                   (unaudited)
                  Periods ended May 5, 2001 and April 29, 2000
                                  (In millions)

 The following are adjusted results:

                                                       ------------------------------------
                                                                  First Quarter
                                                       ------------------------------------
                                                           Adjusted          Adjusted
                                                             2001              2000
                                                       ------------------------------------
   Sales by Segment:
   Global Athletic Group:
        Retail Stores                                           $977            $952
        Direct to Customers                                       78              64
                                                       ------------------------------------
    Total                                                     $1,055          $1,016
                                                       ====================================
   Operating Results by Segment:
      Global Athletic Group:
          Retail Stores                                          $73             $67
        Direct to Customers                                        4              (3)
                                                       ------------------------------------
     Total                                                       $77             $64
                                                       ====================================



The following are reported results:


                                                                 First Quarter
                                                       ----------------------------------
                                                            Reported         Reported
                                                              2001             2000
                                                       -----------------------------------
   Sales by Segment:
   Global Athletic Group:
      Retail Stores                                             $977            $962
      Direct to Customers                                         78              64
                                                       -----------------------------------
                                                               1,055           1,026
    Other                                                         17              18
                                                       -----------------------------------
   Total                                                      $1,072          $1,044
                                                       ===================================
   Operating Results by Segment:
   Global Athletic Group:
      Retail Stores                                              $73             $64
      Direct to Customers                                          4              (3)
                                                       -----------------------------------
                                                                  77              61
   Other                                                          (3)             (9)
                                                       -----------------------------------
   Total                                                         $74             $52
                                                       ===================================


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                               VENATOR GROUP, INC.
                Store and Estimated Square Footage - As Adjusted
                                   (unaudited)
                          (Square footage in thousands)

                                   ------------------------------------------------------------
                                       May 5,             February 3,           January 29,
                                        2001                  2001                 2000
                                   ----------------     -----------------    ------------------
Foot Locker U.S.
   Number of stores                     1,444                1,453                1,469
   Gross square footage                 5,902                5,926                5,605
   Selling square footage               3,352                3,372                3,419

Lady Foot Locker
   Number  of stores                      652                  662                  656
   Gross square footage                 1,449                1,463                1,412
   Selling square footage                 829                  839                  820

Kids Foot Locker
   Number of stores                       395                  398                  397
   Gross square footage                   953                  972                  942
   Selling square footage                 571                  574                  570

Champs Sports
   Number of stores                       579                  586                  596
   Gross square footage                 3,331                3,370                3,404
   Selling square footage               2,335                2,373                2,387

Foot Locker International
   Number of stores                       489                  483                  477
   Gross square footage                 1,366                1,345                1,253
   Selling square footage                 768                  756                  682

Total Athletic Group
   Number of stores                     3,559                3,582                3,595
   Gross square footage                13,001               13,076               12,616
   Selling square footage               7,855                7,914                7,878
                                   ------------------------------------------------------------


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